              As filed with the Securities and Exchange Commission
                              on January 10, 2002

                                  SCHEDULE 14A

                    Information required in Proxy Statement
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            CREDIT SUISSE HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                 Not Applicable

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                       CREDIT SUISSE HIGH YIELD BOND FUND
                                 (800) 293-1232
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 20, 2002

                              -------------------

TO OUR SHAREHOLDERS:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the Credit Suisse High Yield Bond Fund (the "Fund") will be held on February 20, 2002, at 2:00 p.m. at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, for the following purposes:

    1.  To elect one Trustee of the Fund (Proposal Number 1); and

    2. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

    These items are discussed in greater detail in the attached Proxy Statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE FUND'S NOMINEE.

    Only shareholders of record at the close of business on December 21, 2001 are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

    This notice and related proxy material are first being mailed on or about January 10, 2002.

                                          By Order of the Board of Trustees

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                        SECRETARY

Dated: January 10, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                       CREDIT SUISSE HIGH YIELD BOND FUND
                                 (800) 293-1232
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                              -------------------

                                PROXY STATEMENT
                               -----------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the "Board of Trustees") of the Credit Suisse High Yield Bond Fund (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on February 20, 2002, at 2:00 p.m. at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017. The purpose of the Meeting and the proposal to be voted on are set forth in the accompanying Notice of Annual Meeting of Shareholders.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted "FOR" the Fund's Nominee. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-293-1232.

    Approval of Proposal Number 1 requires a plurality of the votes cast at the Meeting.

    The presence in person or by proxy of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

    The close of business on December 21, 2001 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement and form of proxy will be mailed to shareholders on or about January 10, 2002. On December 21, 2001, 49,273,222 shares were outstanding and entitled to vote at the Meeting.

    Georgeson Shareholders Communications Inc., a proxy solicitation firm, has been retained by the Fund and will receive a fee of approximately $3,500. The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners.

                               PROPOSAL NUMBER 1
                ELECTION OF ONE TRUSTEE TO THE BOARD OF TRUSTEES

    The first and only proposal to be considered at the Meeting is the election of one Trustee to the Board of Trustees of the Fund. Pursuant to the Fund's Agreement and Declaration of Trust, the Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Enrique R. Arzac is being nominated to serve as a Class III Trustee for a three-year term to expire at the Fund's 2005 Annual Meeting of Shareholders or until his successor is duly elected and qualified. James S. Pasman, Jr. is a Class I Trustee whose term will expire at the Fund's 2003 Annual Meeting of Shareholders. James P. McCaughan and Lawrence J. Fox are each Class II Trustees whose term will expire at the Fund's 2004 Annual Meeting of Shareholders.

    The nominee for election is recommended by the Board and was selected and nominated by those members of the Board of the Fund who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

    As a nominee for election to the Board of Trustees of the Fund, Mr. Arzac has consented to be named in this Proxy Statement and has indicated an intention to continue to serve as Trustee if elected. The Board of Trustees has no reason to believe that Mr. Arzac will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Trustees may recommend.

    Mr. Arzac, current Trustees and executive officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Trustees, their positions with certain international organizations and publicly held companies. As of December 21, 2001, the executive officers and Trustees of the Fund, as a group, beneficially owned less than 1% of the Fund.

                                   NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------
            NAME, AGE,                                                 SHARES BENEFICIALLY
         POSITION WITH THE                PRINCIPAL OCCUPATIONS            OWNED AS OF
         FUND, AND ADDRESS                AND OTHER AFFILIATIONS       DECEMBER 21, 2001*
-----------------------------------  --------------------------------  -------------------
Enrique R. Arzac, 60 ..............  Professor of Finance and                 2,600
  Class III Trustee,                 Economics, Graduate School of
  Columbia University                Business, Columbia University
  Graduate School of                 (1971-present). Director of The
    Business                         Adams Express Company; Director
  New York, NY 10027                 of Petroleum and Resources
                                     Corporation; Director of other
                                     CSAM-advised investment
                                     companies.

                                     CURRENT TRUSTEES
------------------------------------------------------------------------------------------

Lawrence J. Fox, 58 ...............  Partner of Drinker Biddle &              3,638
  Class II Trustee                   Reath (since 1976); Managing
  One Logan Square                   Partner of Drinker Biddle &
  18th & Cherry Streets              Reath (1991-1998). Director of
  Philadelphia, PA 19103             Winthrop Trust Company; Director
                                     of other CSAM-advised investment
                                     companies.

                                     CURRENT TRUSTEES
------------------------------------------------------------------------------------------
            NAME, AGE,                                                 SHARES BENEFICIALLY
         POSITION WITH THE                PRINCIPAL OCCUPATIONS            OWNED AS OF
         FUND, AND ADDRESS                AND OTHER AFFILIATIONS       DECEMBER 21, 2001*
-----------------------------------  --------------------------------  -------------------
James P. McCaughan,** 47             Chief Executive Officer,                10,000
  Class II                           Managing Director and Chairman
  Trustee/Chairman                   of the Management Committee of
  of the Board                       CSAM since May 2000; President
  c/o CSAM                           and Chief Operating Officer of
  466 Lexington Avenue               Oppenheimer Capital from
  New York, NY 10017                 April 1998 to December 1999;
                                     President and Chief Executive
                                     Officer of UBS Asset Management
                                     (New York) from October 1996 to
                                     March 1998: Functional Advisor,
                                     Institutional Asset Management
                                     of Union Bank of Switzerland,
                                     from September 1994 to
                                     October 1996; Chairman of Credit
                                     Suisse Funds and Chairman and/or
                                     Director of other CSAM-advised
                                     investment companies.

James S. Pasman, Jr., 71 ..........  Currently retired; President and         2,000
  Class I Trustee                    Chief Operating Officer of
  29 The Trillium                    National InterGroup, Inc. from
  Pittsburgh, PA 15238               April 1989 to March 1991; Chair-
                                     man of Permian Oil Co. from
                                     April 1989 to March 1991;
                                     Director of Education Management
                                     Corp., Tyco International Ltd.;
                                     Trustee, Deutsche Bank VIT
                                     Funds; Director/Trustee of
                                     Credit Suisse Funds and other
                                     CSAM-advised investment
                                     companies.

                              EXECUTIVE OFFICERS OF THE FUND
------------------------------------------------------------------------------------------

Richard J. Lindquist, 41 ..........  Managing Director of CSAM                    0
  President and Chief                (4/95-present).
  Investment Officer
  466 Lexington Avenue
  New York, NY 10017

Hal Liebes, 37 ....................  Managing Director and General                0
  Senior Vice President 466          Counsel of CSAM (12/99-present);
  Lexington Avenue                   Director and General Counsel of
  New York, NY 10017                 CSAM (3/97-12/99); Vice Presi-
                                     dent and Counsel of Lehman
                                     Brothers, Inc. (6/96-3/97); Vice
                                     President and Legal Counsel of
                                     CSAM (6/95-6/96).

Michael A. Pignataro, 42 .           Director of CSAM (1/01-present);             0
  Chief Financial Officer,           Vice President of CSAM
  Vice President and                 (12/95-12/00)
  Secretary
  466 Lexington Avenue
  New York, NY 10017

-------------------

*   This information has been furnished by each nominee, Trustee and Officer.

** "Interested" Trustee within the meaning of the 1940 Act. Mr. McCaughan is an "interested" Trustee because of his affiliation with CSAM, which acts as the Fund's investment adviser.

    During the fiscal year ended October 31, 2001, the Board of Trustees convened six times. Each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a Trustee. Aggregate fees and expenses paid to the Board of Trustees for the fiscal year ended October 31, 2001 were $43,987 for the Fund.

    The Board of Trustees has an Audit Committee, whose report appears below. The Audit Committee met two times during the fiscal year ended October 31, 2001. The Board of Trustees has determined that all members of the Audit Committee, who are listed at the end of the report, are "independent," as required by applicable listing standards of the New York Stock Exchange.

REPORT OF THE AUDIT COMMITTEE

    Pursuant to the Audit Committee Charter adopted by the Fund's Board (a copy of which is attached as Appendix A), the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2001. The Audit Committee has also met with the Fund's independent public accountants, PricewaterhouseCoopers LLP ("PwC") and discussed with them certain matters required under SAS 61 including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Shareholders for the fiscal year ended October 31, 2001 and be mailed to shareholders and filed with the Securities and Exchange Commission.

                                            The Audit Committee
                                            Enrique R. Arzac

                                            Lawrence J. Fox

                                            James S. Pasman, Jr.

    The Fund does not currently have a nominating committee. The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended October 31, 2001. No persons (other than the Trustees who are not "interested" within the meaning of the 1940 Act, as set forth below) currently receive compensation from the Fund for acting as a Trustee or Officer. Trustees and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Trustees receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE
                                    FOR THE
                       FISCAL YEAR ENDED OCTOBER 31, 2001

                                                           TOTAL COMPENSATION
                                AGGREGATE COMPENSATION     FROM FUND AND FUND
 NAME OF PERSON AND POSITION        FROM THE FUND       COMPLEX PAID TO TRUSTEES
 ---------------------------        -------------       ------------------------
FORMER TRUSTEES*
G. Moffett Cochran*** ........               0                         0
Robert E. Fischer ............          $5,500                  $  5,500
Stig Host ....................          $5,500                  $  5,500
Martin Jaffe*** ..............               0                         0
Wilmot H. Kidd III ...........          $5,500                  $  5,500
John J. Sheehan ..............          $5,623                  $  5,623
Peter Krogh ..................          $5,872                  $ 69,372

CURRENT TRUSTEES**
Enrique Arzac ................          $5,167                  $ 90,917
Lawrence Fox .................          $5,167                  $ 37,917
James McCaughan**** ..........               0                         0
James Pasman .................          $5,658                  $147,658

-------------------

* The Former Trustees resigned as of May 25, 2001 or left the Board where their terms expired on that date.

** The Current Trustees were elected at the Fund's Annual Meeting of Shareholders held on May 25, 2001.

***  Formerly an "interested person."

**** "Interested" Trustee.

REQUIRED VOTE

    In the election of a Trustee of the Fund, the candidate receiving a plurality of votes cast at the Meeting in person or by proxy without regard to class, if a quorum is present, will be elected.

    THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE SET FORTH IN PROPOSAL NUMBER 1.

                       SELECTION OF INDEPENDENT AUDITORS

    At a meeting held on November 12, 2001, a majority of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) selected PwC as independent auditors for the Fund for the fiscal year ending October 31, 2002. Ernst & Young LLP ("E&Y") was the independent auditor for the Fund for the fiscal year ended October 31, 2000 and resigned on February 1, 2001. On
February 1, 2001, the Audit Committee recommended, and the Board of Trustees agreed, that the independent auditor of the Fund be changed from E&Y to PwC. E&Y's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended October 31, 2000 and since October 31, 2000, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. It is anticipated that PwC will provide the same level of service to the Fund as was provided by E&Y. PwC has advised the Fund that, to the best of its knowledge and belief, as of the record date, no PwC professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of PwC will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

    The Board's policy regarding engaging independent auditors' service is that the Board may engage the Fund's principal independent auditors to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Board of Trustees also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent auditors. The Audit Committee has considered whether the provision of services, described below under Financial Information Systems Design and Implementation Fees and All Other Fees, is compatible with maintaining the principal accountant's independence.

    The following table shows the aggregate fees PwC billed to the Fund, the Fund's adviser (CSAM) and affiliates of the Fund's adviser that provide services to the Fund for PwC's professional services rendered for the fiscal year ended October 31, 2001.

                                   FUND      CSAM AND SERVICE AFFILIATES
                                   ----      ---------------------------
Audit Fees....................    $30,500              $      0
Financial Information Systems
Design and Implementation
Fees..........................    $     0              $      0
All Other Fees................    $11,000              $534,000

                               SERVICE PROVIDERS

    CSAM, 466 Lexington Avenue, New York, New York 10017, is the investment adviser of the Fund. PFPC Inc., 400 Bellvue Parkway, Wilmington, Delaware 19809, provides administration services to the Fund.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at the Fund's Annual Meeting of Shareholders in 2003 must be received by the Fund on or before September 11, 2002 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

    In no event does the mere submission of a proposal by a shareholder guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of December 21, 2001, no shareholder held 5% or more of the Fund's shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP PREPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's securities, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended October 31, 2001, all filing requirements applicable to such persons were complied with.

                        BROKER NON-VOTES AND ABSTENTIONS

    A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or that represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares present, but that have not voted, for the purpose of determining a quorum for the transacting of business. Under Delaware law, abstentions and broker non-votes do not constitute a vote "FOR" or "AGAINST" a matter. The election of Trustees (Proposal Number 1) requires that the successful candidate receive a plurality of votes cast at the Meeting; therefore, abstentions will be disregarded.

    CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    The Fund will furnish, without charge, a copy of the most recent annual report to shareholders of the Fund. Copies of the report may be obtained by contacting the Fund in writing at the address on the cover page of this proxy statement or by calling the Fund at the toll-free number listed on the cover page of this proxy statement.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                                            Dated: January 10, 2002

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                             CSAM CLOSED-END FUNDS

ORGANIZATION

    The members of the Audit Committee of the Board of Directors ("Directors")(1) of each CSAM-advised closed-end registered investment company (each a "Fund" and together, the "Funds") are selected by the full Board of Directors of the relevant Fund. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below), all of whom are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Any Fund that currently has less than three members on its Audit Committee must have three members not later than June 14, 2001. Thereafter, if the number of members on a Fund's Audit Committee falls below three, such Fund shall fill any vacancies within 90 days.

STATEMENT OF POLICY

    Each Fund's Audit Committee oversees the financial reporting process for that Fund. A Fund's Board and its Audit Committee recognize that they are the shareholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

    Each Fund's Audit Committee shall monitor the process for the Funds' valuation of portfolio assets. This is key to providing shareholders and regulators adequate, meaningful information for decision making. Members of each Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for each Fund. Open communication with management and the independent auditors is essential.

    This Charter shall be reviewed annually by the Board of each Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

    In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:

       - The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. Each Fund's Board and Audit Committee recognizes that the outside auditors are ultimately accountable to the Board and the Audit Committee.

-------------------

(1) The term "Directors" shall apply to Directors or Trustees, as appropriate.

       - The Audit Committee members are responsible for a general understanding of the subject Fund's accounting systems and controls.

       - Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement
         (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.

       - Each Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.

       - Each Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee shall meet no less frequently than annually and receive information (as necessary) from, among others, the general counsel of Credit Suisse Asset Management, LLC and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

       - Each Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Shareholders.

       - In reviewing the activities of the independent auditors, each Fund's Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.

       - The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

       - The Audit Committee of each Fund shall review and reassess the adequacy of this Charter on an annual basis.

     1786-PS-2/02

                                     PROXY

                       CREDIT SUISSE HIGH YIELD BOND FUND

       This Proxy is Solicited on Behalf of the Board of Trustees of the
                       Credit Suisse High Yield Bond Fund

              ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 20, 2002

     The undersigned hereby appoints each of Hal Liebes and Michael A. Pignataro, each with the power of substitution, as proxies for the undersigned to vote all shares of Credit Suisse High Yield Bond Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on February 20, 2002 at 2:00 p.m., Eastern time, and at any adjournments thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated January 10, 2002. Unless otherwise specified in the boxes provided, the undersigned's vote will be cast FOR each item listed on the reverse side. A properly executed proxy in which no specification is made will be voted in favor of the proposal.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

________________________________SEE REVERSE SIDE________________________________

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[x] Please mark votes as in this example.

     This proxy, if properly executed, will be voted as specified below with respect to the actions to be taken on the following proposal. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" THE FUND'S NOMINEE.

1.   Election of Trustee

     Nominee:     (01)     Enrique R. Arzac

     FOR NOMINEE    [ ]         [ ] WITHHOLD FROM NOMINEE

2. The proxies are authorized to vote upon such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

     VOTE THIS CARD TODAY

     By mail; phone [(1-800-290-6424)]; fax [(212-269-2796)]

     MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT [ ]

     NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: _____________ Date ______________________

Signature: _____________ Date ______________________